UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report	June 12, 2007
(Date of earliest event reported)

Main Street Trust, Inc.

(Exact name of Registrant as specified in its charter)

Illinois

(State or other jurisdiction of incorporation)

000-30031	37-1338484
(Commission File Number)	(I.R.S. Employer Identification Number)

100 W. University Ave., Champaign, Illinois	61820-4028
(Address of principal executive offices)	(Zip Code)

(217) 351-6500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Items

On June 12, 2007 Main Street Trust, Inc. (the “Company”) and First Busey Corporation (“Busey”) issued a press release announcing that they had entered into a joint agreement with the U.S. Department of Justice to divest five branches in the Champaign-Urbana area in connection with the proposed merger of the Company and First Busey.

A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

	99.1	Press Release, dated June 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAIN STREET TRUST, INC.

Dated: June 12, 2007	By:	/s/ Van A. Dukeman
Van A. Dukeman
President and Chief Executive Officer